Annex 1 (3rd Amendment) to the Corporate Guarantee dated August 11th, 2014 in the amount of EUR 30 mn in connection with the Umbrella Facility Agreement in the amount of EUR 30 mn dated 21.07.2014 including the 1st Amendment dated 01.10.2015, the 2nd Amendment dated 18.04.2016 and the 3rd Amendment dated 21.09.2016 (the "Umbrella Facility Agreement")

The following branches and subsidiaries of Deutsche Bank AG ("Lending Offices") have entered into business relationship with the subsidiaries of IPG Laser GmbH (named hereinafter "IPG Laser Group")

In this context the following facilities of the Umbrella Credit Agreement dated 21.07.2014 have been allocated inter alia for the use of the companies listed hereafter:

Summary of credit agreements for the IPG Laser Group of companies in Germany and abroad:

Debtor	Lending Office	local currency	amount (in currency)	Facility 1 Cash	Facility 2 Guarantee	Facility 3 Margin Line	total
if not in EURO convert to EURO

IPG Photonics (Italy) s.r.l., Via Kennedy 21, 20023 Cerro Maggiore (Milano), Italy	Deutsche Bank Spa, Milano, Italy			3,000,000	0	0	3,000,000
IRE-Polus NTO, 141190, Fryazino pl. Vvedenskogo, Russia	Deutsche Bank Ltd., Moscow, Russia			0	0	0	0
IPG Photonics (Beijing) Fiber Laser Technology Company Limited	Deutsche Bank Ltd., Beijing, China			2,000,000	1,000,000	7,000,000	10,000,000
							0
							0
							0
							0
							0
							0
							0
Total credit lines based on the guarantee				5,000,000	1,000,000	7,000,000	13,000,000

Burbach, November 1, 2016		Köln, 21st September 2016
Place and date		Place and date

/s/ Eugene Scherbakov
IPG Laser GmbH		/s/ Bolo Baedorf /s/ Joachim Gartz
(legally binding signatures of the Guarantor)		(Deutsche Bank AG Filiale Deutschlandgeschäft)

/s/ Timothy P.V. Mammen November 1, 2016
(legally binding signature of IPG Photonics Corporation)